CERTIFICATION PURSUANT TO RULE 30A-2( B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Craig Goos, Principal Executive Officer of UBS Event Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 3, 2009              /s/ Craig Goos
          -----------------              ---------------------------------------
                                         Craig Goos, Principal Executive Officer



I, Robert Aufenanger, Principal Financial Officer of UBS Event Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 3, 2009              /s/ Robert Aufenanger
          -----------------              ---------------------------------------
                                         Robert Aufenanger,
                                         Principal Financial Officer